SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  June 14, 2004
                Date of Report (Date of Earliest Event Reported)

                             Dynatronics Corporation
             (Exact name of registrant as specified in its charter)


            UTAH                        0-12697                 87-0398434
 (State or other jurisdiction                                 (I.R.S. Employer
     of incorporation)            (Commission File Number)   Identification No.)


       7030 Park Centre Dr., Salt Lake City, UT                   84121
       (Address of principal executive offices)                 (Zip code)


                                 (801) 568-7000 (Registrant's telephone number,
              including area code)





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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

  99.1 Press Release issued by Dynatronics Corporation on June 14, 2004.


Item 9. REGULATION FD DISCLOSURE

On June 14, 2004, Dynatronics Corporation issued a press release announcing that the U.S. Food and Drug Administration had given marketing clearance for the company's new Solaris D890 low-power laser probe for the treatment of muscle and joint pain as well as pain and stiffness associated with arthritis. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYNATRONICS CORP.


DATE: June 14, 2004                     By:    /s/ Kelvyn H. Cullimore, Jr.
                                           --------------------------------
                                        Name:  Kelvyn H. Cullimore, Jr.
                                        Title: President



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